                                  UNITED STATES

                       SECURITIES AND EXCHANGE COMMISSION

                             Washington, D.C. 20549

                                    FORM 8-K

                                 CURRENT REPORT

     Pursuant to Section 13 or 15(d) of the Securities Exchange Act of 1934

Date of report (Date of earliest event reported)    March 29, 2005
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                     Merrill Lynch Mortgage Investors, Inc.
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             (Exact Name of Registrant as Specified in Its Charter)

 Delaware                                        333-116820-03                      13-3416059
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(State or Other Jurisdiction                       (Commission                    (IRS Employer
of Incorporation)                                  File Number)                 Identification No.)

4 World Financial Center, 10th Floor
250 Vesey Street, New York, New York                                            10080
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(Address of Principal Executive Offices)                                                (Zip Code)

Registrant's telephone number, including area code  (212) 449-1000
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                                       N/A
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          (Former Name or Former Address, if Changed Since Last Report)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

[ ] Written communications pursuant to Rule 425 under the Securities
    Act (17 CFR 230.425)

[ ] Soliciting material pursuant to Rule 14a-12 under the Exchange
    Act (17 CFR 240.14a-12)

[ ] Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange
    Act (17 CFR 240.14d-2(b))

[ ] Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange
    Act (17 CFR 240.13e-4(c))

Section 1 - Registrant's Business and Operations

Item 1.01  Entry into a Material Definitive Agreement.
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         On March 29, 2005, a pooling and servicing agreement dated as of March
1, 2005 (the "Pooling and Servicing Agreement"), was entered into by and among
Merrill Lynch Mortgage Investors, Inc. as depositor (the "Registrant"), a master servicer, a special servicer, a trustee and a fiscal agent, for the purpose of issuing a single series of certificates, entitled Merrill Lynch Mortgage Trust
2005-MKB2 ("Merrill Lynch Mortgage Trust 2005-MKB2"), Commercial Mortgage
Pass-Through Certificates, Series 2005-MKB2 (the "Certificates"). The Pooling
and Servicing Agreement is attached as Exhibit 4.1 hereto. Certain classes of the Certificates, designated as Class A-1, Class A-2, Class A-3, Class A-SB,
Class A-4, Class A-1A, Class AJ, Class B, Class C, Class D and Class XP
(collectively, the "Publicly-Offered Certificates") were registered under the
Registrant's registration statement on Form S-3 (Registration No. 333-116820)
and sold to Merrill Lynch, Pierce, Fenner & Smith Incorporated ("Merrill
Lynch"), Banc of America Securities LLC, KeyBanc Capital Markets, a Division of
McDonald Investments Inc., J.P. Morgan Securities Inc. and Morgan Stanley & Co.
Incorporated (collectively, the "Underwriters"), pursuant to an underwriting agreement dated as of March 21, 2005 (the "Underwriting Agreement"), between the
Registrant and Merrill Lynch for itself and as representative of the other
Underwriters. The Underwriting Agreement is attached as Exhibit 1.1 hereto.
Certain of the mortgage loans backing the Publicly-Offered Certificates (the
"MLML Mortgage Loans") were acquired by the Registrant from Merrill Lynch
Mortgage Lending, Inc. ("MLML") as seller pursuant to a mortgage loan purchase agreement dated as of March 21, 2005 (the "MLML Mortgage Loan Purchase
Agreement"), which is attached hereto as Exhibit 99.1. Certain other of the mortgage loans backing the Publicly-Offered Certificates (the "Bank of America
Mortgage Loans") were acquired by the Registrant from Bank of America, N.A.
("Bank of America") as seller pursuant to a mortgage loan purchase agreement dated as of March 21, 2005 (the "Bank of America Mortgage Loan Purchase
Agreement"), which is attached hereto as Exhibit 99.2. The remaining mortgage loans backing the Publicly-Offered Certificates (the "KeyBank Mortgage Loans";
the MLML Mortgage Loans, the Bank of America Mortgage Loans and the KeyBank
Mortgage Loans, collectively, the "Mortgage Loans") were acquired by the
Registrant from KeyBank National Association ("KeyBank") as seller pursuant to a mortgage loan purchase agreement dated as of March 21, 2005 (the "KeyBank
Mortgage Loan Purchase Agreement"; the MLML Mortgage Loan Purchase Agreement,
the Bank of America Mortgage Loan Purchase Agreement and the KeyBank Mortgage
Loan Purchase Agreement, collectively, the "Mortgage Loan Purchase Agreements"), which is attached hereto as Exhibit 99.3.

         Each Mortgage Loan Purchase Agreement contains representations and warranties made by the related seller--MLML, Bank of America or KeyBank, as the case may be -- to the Registrant with respect to the Mortgage Loans sold by such seller to the Registrant.

Section 9 - Financial Statements and Exhibits

Item 9.01  Financial Statements and Exhibits.
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                                    2

         Listed below are the financial statements, pro forma financial information and exhibits, if any, filed as a part of this report:

(a) Financial statements of businesses acquired:
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         Not applicable.

(b) Pro forma financial information:
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         Not applicable.

(c)  Exhibits:
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Exhibit No.       Description

1.1               Underwriting Agreement

4.1               Pooling and Servicing Agreement

99.1              MLML Mortgage Loan Purchase Agreement

99.2              Bank of America Mortgage Loan Purchase Agreement

99.3              KeyBank Mortgage Loan Purchase Agreement

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                                   SIGNATURES

         Pursuant to the requirements of the Securities Exchange Act of 1934, the Registrant has duly caused this report to be signed on its behalf by the undersigned, thereunto duly authorized.

Date:  April 13, 2005

                                    MERRILL LYNCH MORTGAGE INVESTORS, INC.

                                    By:      /s/ George H. Kok
                                         -----------------------------------
                                    Name:  George H. Kok
                                    Title:  Vice President

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                                  EXHIBIT INDEX
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                   The following exhibits are filed herewith:

Exhibit No.
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1.1               Underwriting Agreement

4.1               Pooling and Servicing Agreement

99.1              MLML Mortgage Loan Purchase Agreement

99.2              Bank of America Mortgage Loan Purchase Agreement

99.3              KeyBank Mortgage Loan Purchase Agreement